SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                       -------------------

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


   Date of report (Date of earliest event reported):May 3, 1999

                         Saratoga Bancorp
      (Exact name of registrant as specified in its charter)

                            California
          (State or other jurisdiction of incorporation)

                2-77519-LA              94-2817587
         (Commission File Number) (IRS Employer Identification No.)


           12000 Saratoga-Sunnyvale Road, Saratoga, CA  95070
(Address of principal executive office and ZIP code)

Registrant's telephone number, including area code: (408) 973-1111

                               None
 (Former name or former address, if changed since last report)











                        PAGE 1 OF 4 PAGES

Item 5   Other Events

     On May 3, 1999, the Board of Directors of Saratoga Bancorp announced the conclusion of its stock repurchase program which commenced on December 10, 1998. The press release detailing this transaction is attached as Exhibit 99.1.

Item 7   Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

           (c)      Exhibits

          (21) Press Release issued on 5/3/99 describing cash dividend.




























                       PAGE 2 OF 4 PAGES

                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     SARATOGA BANCORP
                                      (Registrant)


                                    MARY PAGE ROURKE
                               By: ____________________________
                                          Mary Page Rourke
                                          Senior Vice President
                                          Treasurer (Principal
                                          Financial and
                                          Accounting Officer)



Date:      May 3, 1999



















                   PAGE 3 OF 4 PAGES

                     Exhibit 99.1
FOR IMMEDIATE RELEASE
     Saratoga Bancorp(OTC BB:SRTB), announces conclusion of stock repurchase. The Board of Directors of Saratoga Bancorp, the parent company of Saratoga National Bank, announced the conclusion of its stock repurchase program effective May 3, 1999. Richard L. Mount, Chairman and CEO of Saratoga Bancorp, stated that the objectives of the buyback were accomplished, with nearly 69,000 shares being repurchased. The company currently has 1,612,725 shares outstanding and approximately 257 shareholders.

     Saratoga National Bank operates offices in Saratoga, Los Gatos and
San Jose.
                              ####
May 3, 1999

                         PAGE 4 OF 4